Exhibit 10.3-1
EXECUTION VERSION
Exhibit B to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K.
OPORTUN CCW TRUST
MASTER AMENDMENT TO TRANSACTION DOCUMENTS
This MASTER AMENDMENT TO TRANSACTION DOCUMENTS, dated as of January 31, 2024 (this “Amendment”), is entered into among:
(i)    OPORTUN CCW TRUST, as issuer (the “Issuer”);
(ii)    OPORTUN, INC., as servicer (in such capacity, the “Servicer” and, together with the Issuer, the “Oportun Entities”); and
(iii)    WILMINGTON TRUST, NATIONAL ASSOCIATION (“WTNA”), as indenture trustee (in such capacity, the “Indenture Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”), and as depositary bank (in such capacity, the “Depositary Bank”).
RECITALS
WHEREAS, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Indenture, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Indenture”);
WHEREAS, the Issuer and the Servicer have previously entered into that certain Servicing Agreement, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Servicing Agreement”);
WHEREAS, the parties hereto desire to amend the Indenture and the Servicing Agreement, in each case to the extent such party is party thereto, as provided herein; and
WHEREAS, as evidenced by their signature hereto, the Required Noteholders have consented to the amendments provided for herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
ARTICLE I

DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture.

ARTICLE II

AMENDMENTS TO THE TRANSACTION DOCUMENTS
SECTION 2.01.    Amendments to the Indenture. In accordance with Section 13.2 of the Indenture, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank agree that the Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Indenture attached hereto as Exhibit A.
SECTION 2.02.    Amendments to the Servicing Agreement. In accordance with Section 8.6 of the Servicing Agreement, the Issuer and the Servicer agree that the Servicing Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Servicing Agreement attached hereto as Exhibit B.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. Each Oportun Entity hereby represents and warrants to the other parties hereto that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by such Oportun Entity in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing or shall result from the execution and delivery of this Amendment.
ARTICLE IV

MISCELLANEOUS
SECTION 4.01.    Ratification of Transaction Documents. As amended by this Amendment, each Transaction Documented amended hereby is in all respects ratified and confirmed, and each such Transaction Document, as amended by this Amendment, shall be read, taken and construed together with this Amendment as one and the same instrument.
SECTION 4.02.    Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03.    Recitals. The recitals contained in this Amendment shall be taken as the statements of the Oportun Entities, and no other party assumes any responsibility for their correctness.
SECTION 4.04.    Rights of the Indenture Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Indenture Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein.
SECTION 4.05.    GOVERNING LAW; JURISDICTION.
(a)    AS IT RELATES TO EACH TRANSACTION DOCUMENT, THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)    EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06.    Effectiveness. This Amendment shall become effective as of the date hereof upon:
(a)    receipt by the Indenture Trustee of an Administrator Order directing it to execute and deliver this Amendment;
(b)    receipt by the Indenture Trustee of an Opinion of Counsel and an Officer’s Certificate of the Administrator stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment under the Indenture have been satisfied;
(c)    receipt by the parties hereto of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Required Noteholders;

(d)    receipt by the Class A Noteholder of a counterpart of that certain Second Amended and Restated Fee Letter, duly executed by the Issuer;
(e)    receipt by the Noteholders of a legal opinion of Orrick, Herrington & Sutcliffe LLP (“Orrick”) counsel to the Oportun Entities, in the form substantially similar to the opinion of Orrick provided to the Noteholders on November 28, 2023, or in such other form satisfactory to the Required Noteholders; and
(f)    receipt by the Indenture Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Indenture Trustee prior to the date hereof.
SECTION 4.07.    Limitation of Liability.
(a)    It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as owner trustee of the Issuer (the “Owner Trustee”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by WSFS but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) WSFS has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (v) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

OPORTUN CCW TRUST,
as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:    /s/ Devon C. A. Reverdito
    Name: Devon C. A. Reverdito
    Title: Vice President

    Master Amendment to Transaction Documents

OPORTUN, INC.,
as Servicer

By:    /s/ Jonathan Coblentz
    Name: Jonathan Coblentz
    Title: Chief Financial Officer

    Master Amendment to Transaction Documents

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By:    /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By:    /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By:    /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

    Master Amendment to Transaction Documents

Consented to by the Required Noteholders:

WEBBANK,
as Holder of 100% of the outstanding Notes

By: /s/ Jason Lloyd
    Name: Jason Lloyd
    Title: President & CEO

    Master Amendment to Transaction Documents

EXHIBIT A
Amendments to the Indenture (Attached)

CONFORMED COPY
As amended by
First Amendment to Indenture, dated as of June 3, 2022
Master Amendment to Transaction Documents, dated as of June 21, 2022
Third Amendment to Indenture, dated as of September 14, 2022
Master Amendment to Transaction Documents, dated as of September 28, 2022
Master Amendment to Transaction Documents, dated as of March 8, 2023
Fifth Amendment to Indenture, dated as of July 27, 2023
Master Amendment to Transaction Documents, dated as of November 28, 2023
Seventh Amendment to Indenture, dated as of December 22, 2023
Master Amendment to Transaction Documents, dated as of January 31, 2024

OPORTUN CCW TRUST,
as Issuer
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Indenture Trustee, as Securities Intermediary and as Depositary Bank

INDENTURE
Dated as of December 20, 2021

Variable Funding Asset Backed Notes

Page
ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE 3
Section 1.1. Definitions...................................................................................... 3
Section 1.2. Incorporation by Reference of Trust Indenture Act ~~33~~32
Section 1.3. [Reserved] ~~34~~32
Section 1.4. Accounting and Financial Determinations; No Duplication ~~34~~32
Section 1.5. Rules of Construction ~~34~~32
Section 1.6. Other Definitional Provisions. ~~34~~33
ARTICLE 2. THE NOTES ~~35~~33
Section 2.1. Designation and Terms of Notes ~~35~~33
Section 2.2. [Reserved] ~~35~~34
Section 2.3. [Reserved]. ~~35~~34
Section 2.4. Execution and Authentication. ~~35~~34
Section 2.5. Authenticating Agent. ~~36~~34
Section 2.6. Registration of Transfer and Exchange of Notes. ~~36~~35
Section 2.7. Appointment of Paying Agent ~~39~~37
Section 2.8. Paying Agent to Hold Money in Trust. ~~40~~38
Section 2.9. Private Placement ~~41~~39
Section 2.10. Mutilated, Destroyed, Lost or Stolen Notes. ~~42~~41
Section 2.11. [Reserved]. ~~43~~42
Section 2.12. Persons Deemed Owners ~~43~~42
Section 2.13. Cancellation ~~43~~42
Section 2.14. Release of Trust Estate ~~44~~42
Section 2.15. Payment of Principal, Interest and Other Amounts. ~~44~~43
Section 2.16. [Reserved]. ~~44~~43
Section 2.18. Definitive Notes. 4443
Section 2.20. Tax Treatment ~~45~~44
Section 2.21. Duties of the Indenture Trustee and the Transfer Agent and
Registrar ~~45~~44
ARTICLE 3. ISSUANCE OF NOTES; CERTAIN FEES AND EXPENSES ~~46~~44
Section 3.1. Initial Issuance; Procedure for Increases. ~~46~~44
Section 3.2. Procedure for Decreases. ~~47~~46
Section 3.3. Certain Fees and Expenses.. ~~47~~46
ARTICLE 4. NOTEHOLDER LISTS AND REPORTS ~~48~~47
Section 4.1. Issuer To Furnish To Indenture Trustee Names and Addresses of
Noteholders and Certificateholders 4847
Section 4.2. Preservation of Information; Communications to Noteholders and
Certificateholders. 4847
Section 4.3. Reports by Issuer 4948
Section 4.4. Reports by Indenture Trustee 5048
Section 4.5. Reports and Records for the Indenture Trustee and Instructions................... 5049

(continued)
Page
ARTICLE 5. ALLOCATION AND APPLICATION OF COLLECTIONS ~~50~~49
Section 5.1. Rights of Noteholders ~~50~~49
Section 5.2. Collection of Money ~~50~~49
Section 5.3. Establishment of Accounts. ~~50~~49
Section 5.4. Collections and Allocations. ~~53~~52
Section 5.5. Determination of Monthly Interest ~~54~~53
Section 5.6. Determination of Monthly Principal ~~54~~53
Section 5.7. General Provisions Regarding Accounts ~~54~~53
Section 5.8. Removed Receivables ~~54~~53
Section 5.9. [Reserved]. ~~55~~54
Section 5.10. [Reserved]. ~~55~~54
Section 5.11. [Reserved]. ~~55~~54
Section 5.12. Determination of Monthly Interest~~; LIBOR Notification~~. ~~55~~54
Section 5.13. [Reserved]. ~~56~~55
Section 5.14. [Reserved]. ~~56~~55
Section 5.15. Monthly Payments. ~~56~~55
Section 5.16. Servicer’s Failure to Make a Deposit or Payment.. ~~58~~56
Section 5.17. ~~Determination of One Month LIBOR~~Benchmark Replacement. ~~58~~57
ARTICLE 6. DISTRIBUTIONS AND REPORTS ~~60~~58
Section 6.1. Distributions. ~~60~~58
Section 6.2. Monthly. Statement. ~~60~~58
Section 6.3. Issuer.Payments. ~~60~~58
ARTICLE 7. REPRESENTATIONS AND WARRANTIES OF THE ISSUER ~~63~~61
Section 7.1. Representations and Warranties of the Issuer. ~~63~~61
Section 7.2. Reaffirmation of Representations and Warranties by the Issuer. ~~67~~65
ARTICLE 8. COVENANTS ~~67~~65
Section 8.1. Money for Payments To Be Held in Trust. ~~67~~65
Section 8.2. Affirmative Covenants of Issuer . ~~67~~65
Section 8.3. Negative Covenants. ~~72~~70
Section 8.4. Further Instruments and Acts ~~75~~73
Section 8.5. Appointment of Successor Servicer. ~~75~~73
Section 8.6. Perfection.Representations. ~~75~~73
ARTICLE 9. RAPID AMORTIZATION EVENTS AND REMEDIES ~~75~~73
Section 9.1. Rapid Amortization Events. ~~75~~73
ARTICLE 10. REMEDIES ~~77~~75
Section 10.1. Events of Default ~~77~~75
Section 10.2. Rights of the Indenture Trustee Upon Events of Default. ~~78~~76
Section 10.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. ~~79~~77
Section 10.4. Remedies ~~81~~79

(continued)
Page
Section 10.5. [Reserved]. ~~82~~80
Section 10.6. Waiver of Past Events ~~82~~80

Section 10.7. Limitation on Suits ~~82~~80
Section 10.8. Unconditional Rights of Holders to Receive Payment; Withholding
Taxes. ~~83~~81
Section 10.9. Restoration of Rights and Remedies ~~84~~82
Section 10.10. [Reserved] ~~84~~82
Section 10.11. Priorities ~~84~~82
Section 10.12. Undertaking for Costs ~~84~~82
Section 10.13. Rights and Remedies Cumulative ~~85~~83
Section 10.14. Delay or Omission Not Waiver ~~85~~83
Section 10.15. Control by Noteholders ~~85~~83
Section 10.16. Waiver of Stay or Extension Laws ~~85~~83
Section 10.17. Action on Notes ~~86~~84
Section 10.18. Performance and Enforcement of Certain Obligations. ~~86~~84
Section 10.19. Reassignment of Surplus ~~86~~84
ARTICLE 11. THE INDENTURE TRUSTEE ~~87~~85
Section 11.1. Duties of the Indenture Trustee. ~~87~~85
Section 11.2. Rights of the Indenture Trustee ~~90~~88
Section 11.3. Indenture Trustee Not Liable for Recitals in Notes ~~94~~92
Section 11.4. Individual Rights of the Indenture Trustee; Multiple Capacities ~~94~~92
Section 11.5. Notice of Defaults ~~95~~93
Section 11.6. Compensation. ~~95~~93
Section 11.7. Replacement of the Indenture Trustee. ~~96~~94
Section 11.8. Successor Indenture Trustee by Merger, etc. ~~97~~95
Section 11.9. Eligibility: Disqualification ~~97~~95
Section 11.10. Appointment of Co-Indenture Trustee or Separate Indenture
Trustee. ~~98~~96
Section 11.11. Preferential Collection of Claims Against the Issuer ~~99~~97
Section 11.12. Taxes ~~99~~97
Section 11.13. [Reserved] ~~100~~98
Section 11.14. Suits for Enforcement ~~100~~98
Section 11.15. Reports by Indenture Trustee to Holders ~~100~~98
Section 11.16. Representations and Warranties of Indenture Trustee ~~100~~98
Section 11.17. The Issuer Indemnification of the Indenture Trustee ~~101~~99
Section 11.18. Indenture Trustee’s Application for Instructions from the Issuer ~~101~~99
Section 11.19. [Reserved]. ~~101~~100
Section 11.20. Maintenance of Office or Agency ~~101~~100
Section 11.21. Concerning the Rights of the Indenture Trustee ~~101~~100
Section 11.22. Direction to the Indenture Trustee ~~102~~100
ARTICLE 12. DISCHARGE OF INDENTURE ~~102~~100
Section 12.1. Satisfaction and Discharge of Indenture ~~102~~100
Section 12.2. Application of Issuer Money-------------------------------- ~~102~~101
Section 12.3. Repayment of Moneys Held by Paying Agent 103101
Section 12.4. [Reserved]. 103101
Section 12.5. Final Payment. 103101
Section 12.6. Termination Rights of Issuer 104102
Section 12.7. Repayment to the Issuer 104102
ARTICLE 13. AMENDMENTS 104102

Section 13.1. Supplemental Indentures without Consent of the Noteholders 104102
Section 13.2. Supplemental Indentures with Consent of Noteholders 105104
Section 13.3. Execution of Supplemental Indentures 107106
Section 13.4. Effect of Supplemental Indenture 107106
Section 13.5. Conformity With TIA 108106
Section 13.6. [Reserved] 108106
Section 13.7. [Reserved]. 108106
Section 13.8. Revocation and Effect of Consents. 108106
Section 13.9. Notation on or Exchange of Notes Following Amendment. 108107
Section 13.10. The Indenture Trustee to Sign Amendments, etc. 108107
Section 13.11. Back-Up Servicer Consent. 109107
ARTICLE 14. [RESERVED] 109107
ARTICLE 15. MISCELLANEOUS 109107
Section 15.1. Compliance Certificates and Opinions, etc    ~~109~~107
Section 15.2. Form of Documents Delivered to Indenture Trustee    ~~110~~108
Section 15.3. Acts of Noteholders.    ~~110~~109
Section 15.4. Notices    ~~111~~110
Section 15.5. Notices to Noteholders: Waiver    ~~112~~110
Section 15.6. Alternate Payment and Notice Provisions    ~~112~~111
Section 15.7. Conflict with TIA    ~~112~~111
Section 15.8. Effect of Headings and Table of Contents    ~~112~~111
Section 15.9. Successors and Assigns    ~~113~~111
Section 15.10. Separability of Provisions    ~~113~~111
Section 15.11. Benefits of Indenture    ~~113~~112
Section 15.12. Legal Holidays    ~~113~~112
Section 15.13. GOVERNING LAW; JURISDICTION    ~~113~~112
Section 15.14. Counterparts; Electronic Execution    ~~113~~112
Section 15.15. Recording of Indenture    ~~114~~113
Section 15.16. Issuer Obligation    ~~114~~113
Section 15.17. No Bankruptcy Petition Against the Issuer    ~~114~~113
Section 15.18. No Joint Venture    ~~114~~113
Section 15.19. Rule 144A Information    ~~115~~114
Section 15.20. No Waiver; Cumulative Remedies    ~~115~~114
Section 15.21. Third-Party Beneficiaries    ~~115~~114
Section 15.22. Merger and Integration    ~~115~~114
Section 15.23. Rules by the Indenture Trustee    ~~115~~114
Section 15.24. Duplicate Originals    ~~115~~114
Section 15.25. Waiver of Trial by Jury                        ~~115~~114
Section 15.26. No Impairment    ~~115~~114
Section 15.27. Owner Trustee Limitation of Liability.    115
Section 15.28. Collateral Trustee Appointment    ~~116~~115
Section 15.29. Back-Up Servicing Agreement    ~~116~~115

“Adjusted Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) the sum of (i) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (A) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (B) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple SOFR for no more than ~~[~~three (3)~~]~~ consecutive SOFR Rate Days and (ii) the SOFR Adjustment, and (b) the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Issuer.
“Adjusted Leverage Ratio” means, on any date of determination, the ratio of (i) Adjusted Liabilities to (ii) Tangible Net Worth.
“Adjusted Leverage Ratio Covenant” means that the Parent will have a maximum Adjusted Leverage Ratio of 3.5:1.
“Adjusted Liabilities” means, on any date of determination, the excess of total Liabilities over the amount of any asset-backed securities that would appear as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
“Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Trust Agreement, which shall initially be Oportun, Inc.
“Administrator Order” means a written order or request signed in the name of the Administrator by any one of its Responsible Officers and delivered to the Indenture Trustee.
“ADS Score” means the credit score for an Obligor referred to as the “Alternative Data Score” determined by the Seller in a manner consistent with the WebBank Agreements and the Seller’s proprietary scoring method.
“Advance Rate” means, on any date of determination, ~~75.00%.~~(i) initially, 75.00%, (ii) commencing on February 1, 2024, 74.25%, (iii) commencing on March 1, 2024, 73.50%, (iv) commencing on April 1, 2024, 72.75%, (v) commencing on May 1, 2024, 72.00%, (vi) commencing on June 1, 2024, 71.25%, (vii) commencing on July 1, 2024, 70.50%, (viii) commencing on August 1, 2024, 69.75%, (ix) commencing on September 1, 2024, 69.00%, (x) commencing on October 1, 2024, 68.25%, and (xi) commencing on November 1, 2024, 67.50%.

“Class A Maximum Principal Amount” means ~~$100,000,000~~(i) commencing on January
31, 2024, $80,000,000, and (ii) commencing on October 1, 2024, $75,000,000. “Class A Monthly Interest” has the meaning specified in Section 5.12(a).
“Class A Note Principal” means, on any date of determination and with respect to any Class A Note, the outstanding principal amount of such Class A Note.
“Class A Note Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the ABR applies on such day pursuant to Section 5.17, the ABR), plus (ii) ~~(x) during the Revolving Period,~~ the Applicable Margin ~~and (y) otherwise~~plus (iii) if a Rapid Amortization Event or Event of Default has occurred and is continuing, the Default Margin.
“Class A Noteholder” means a Holder of a Class A Note.
“Class A Notes” has the meaning specified in paragraph (a) of the Designation.
“Closing Date” means December 20, 2021.
“Code” means the Internal Revenue Code of 1986, as amended, and the rules and Treasury Regulations promulgated thereunder.
“Collateral Trustee” means initially Wilmington Trust, National Association, acting in the capacity of collateral trustee under the Collateral Trustee Appointment, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor collateral trustee.
“Collateral Trustee Appointment” means the Collateral Trustee Appointment, dated as of June 21, 2022, among the Indenture Trustee, the Servicer, PF Servicing, LLC, Oportun Financial Corporation and the Collateral Trustee.
“Collection Account” has the meaning specified in Section 5.3(a).
“Collections” means, for any Transferred Receivable for any period (if applicable), (a) the sum of all amounts (including insurance proceeds), whether in the form of cash, checks, drafts, instruments or otherwise, received in payment of, or applied to, any amount owed by an Obligor on account of such Transferred Receivable during such period (other than Recoveries), including other fees and charges, including (i) amounts received from the Depositor pursuant to Section 2.5 or Section 6.1(d) of the Transfer Agreement and (ii) amounts received from the Servicer pursuant to Section 2.2(g) or Section 2.7 of the Servicing Agreement, (b) cash proceeds of Related Security with respect to such Transferred Receivable, (c) the amount of Interchange allocable to the Trust Portfolio and (d) Investment Earnings with respect to the Trust Accounts. All Recoveries with respect to Receivables previously charged-off as uncollectible will be treated as Collections of Finance Charge Receivables.
“Commission” means the U.S. Securities and Exchange Commission, and its successors.

principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.
“Control Agreement” means the Amended and Restated Deposit Account Control Agreement, dated as of June 21, 2022, among PF Servicing, LLC, Oportun Financial Corporation, Bank of America, N.A., the Collateral Trustee and WebBank, as the same may be amended or supplemented from time to time.
“Corporate Trust Office” means the principal office of the Indenture Trustee and the Certificate Registrar, as applicable, at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 1100 N. Market Street, Wilmington, DE 19890, Attention: Oportun CCW Trust - Corporate Trust Administration.
“Coverage Test” has the meaning specified in Section 5.4(c).
“Credit and Collection Policies” means the policies and procedures of an Account Owner relating to the operation of its credit card business, including the Account Owner’s policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time.
“Credit Risk Retention Rules” means Regulation RR (17 C.F.R. Part 246), as such rule may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Department of Treasury, the Federal Reserve System, the Federal Deposit Insurance Corporation, the Federal Housing Finance Agency, the Securities and Exchange Commission and the Department of Housing and Urban Development in the adopting release (79 F.R. 77601 et seq.) or by the staff of any such agency, or as may be provided by any such agency or its staff from time to time, in each case, as effective from time to time.
“Cut-Off Date” means (i) in the case of the Initial Accounts, the Initial Cut-Off Date and (ii) in the case of Additional Accounts, the Addition Cut-Off Date.
“Date of Processing” means, as to any transaction, the day on which the transaction is first recorded on the Servicer’s computer file of credit accounts (without regard to the effective date of such recordation) which in any case shall not be later than five (5) Business Days after receipt thereof.
“Decrease” means a reduction in the Aggregate Class A Note Principal in accordance with Section 3.2.
“Default” means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default, a Servicer Default or a Rapid Amortization Event.
“Default Margin” has the meaning specified in the Fee Letter~~, as notified by the Issuer to the Administrator and the Servicer in writing~~.

highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Required Noteholders) or any similar release by the Federal Reserve Board (as determined by the Required Noteholders). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective.
“Principal Payment Rate Trigger” means, as of the last day of each of the Monthly Periods set forth below, the corresponding percentage set forth below:

All Monthly Periods ending	10.00%
prior to November 1, 2023
November 2023	n/a
December 2023	n/a
January 2024	8.20%
February 2024	8.10%
March 2024	8.40%
April 2024	8.30%
May 2024	8.50%
June 2024	8.40%
July 2024	8.60%
August 2024	8.60%
September 2024	8.60%
October 2024	8.60%
November 2024	8.50%
All Monthly Periods thereafter, to the extent the Revolving Period is extended in accordance with the terms hereof	10.00%

“Principal Receivable” means each Receivable, other than a Finance Charge Receivable.
“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.
“Program Agreement” means (i) with respect to the Initial Originator, the Amended and Restated Credit Card Program and Servicing Agreement, dated as of February 5, 2021, between the Initial Originator and Oportun and (ii) with respect to any other Account Owner, the related agreement pursuant to which Oportun provides a credit card program to such Account Owner and its customers.
“Purchase Agreement” means the Receivables Purchase Agreement, dated as of the Closing Date, among the Seller, the Depositor and the Depositor Receivables Trustee, as such

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Required Noteholders in their reasonable discretion).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Test Account” means an Account established solely for the purpose of user acceptance testing.
“Three-Month Average Default Percentage” means, for any Monthly Period, the average Default Percentage for the three most recent Monthly Periods (which may include such Monthly Period).
“Three-Month Average Principal Payment Rate” means, for any Monthly Period, the percentage equivalent of a fraction, (i) the numerator of which is the sum, with respect to each of the three most recent Monthly Periods (which may include such Monthly Period), of the aggregate Collections received in respect of Eligible Principal Receivables during each such Monthly Period, and (ii) the denominator of which is the sum, with respect to each of the three most recent Monthly Periods (which may include such Monthly Period), of the ~~daily average~~aggregate Outstanding Receivables Balance of all Principal Receivables ~~for~~that are Eligible Receivables as of the close of business on the last day of each such Monthly Period.
“Three-Month Weighted Average Yield” means, for any Monthly Period, the percentage equivalent of a fraction, (i) the numerator of which is the sum, with respect to each of the three most recent Monthly Periods (which may include such Monthly Period), of the total Collections, other than Collections in respect of Principal Receivables, received during each such Monthly Period, and (ii) the denominator of which is the sum, with respect to each of the three most recent Monthly Periods (which may include such Monthly Period), of the daily average Outstanding Receivables Balance of all Eligible Receivables for each such Monthly Period.
“Transaction Documents” means, collectively, this Indenture, the Notes, the Servicing Agreement, the Back-Up Servicing Agreement, the Purchase Agreement, the Transfer Agreement, the Trust Agreement, the Depositor Receivables Trust Agreement, the Note Purchase Agreement, the Control Agreement and the Collateral Trustee Appointment.
“Transfer Agent and Registrar” has the meaning specified in Section 2.6 and shall initially, and so long as Wilmington Trust, National Association is acting as Indenture Trustee, be the Indenture Trustee.
“Transfer Agreement” means the Receivables Transfer Agreement, dated as of the Closing Date, among the Issuer, the Depositor, and the Depositor Receivables Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.
“Transferred Account” has the meaning specified within the definition of Account. “Transferred Assets” has the meaning specified in Section 2.1 of the Transfer Agreement.

(b)    the Three-Month Average Principal Payment Rate as of the last day of any Monthly Period shall be less than ~~10.0% (other than the Monthly Periods ended November 30, 2023 or December 31, 2023)~~the applicable Principal Payment Rate Trigger;
(c)    the occurrence of a Servicer Default or an Event of Default;
(d)    either (x) a failure on the part of the Depositor duly to observe or perform any other covenants or agreements of the Depositor set forth in the Transfer Agreement or any other Transaction Document to which it is a party, or (y) a failure on the part of the Seller duly to observe or perform any other covenants or agreements of the Seller set forth in the Purchase Agreement or any other Transaction Document to which it is a party, which failure, in any such case, has a material adverse effect on the interests of the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which the Depositor or Seller, as applicable, receives actual knowledge or written notice thereof;
(e)    either (x) any representation, warranty or certification made by the Depositor in the Transfer Agreement or any other Transaction Document to which it is a party or in any certificate delivered pursuant to the Transfer Agreement shall prove to have been inaccurate when made or deemed made or (y) any representation, warranty or certification made by the Seller in the Purchase Agreement or any other Transaction Document to which it is a party or in any certificate delivered pursuant to the Purchase Agreement shall prove to have been inaccurate when made or deemed made and, in any such case, such inaccuracy has a material adverse effect on the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which the Depositor or Seller, as applicable, receives actual knowledge or written notice thereof;
(f)    the Seller, the Depositor, the Servicer or any of their respective Subsidiaries, individually or in the aggregate, shall fail to pay any principal of or premium or interest on any of its Indebtedness that is outstanding in a principal amount of at least $10,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Indebtedness (whether or not such failure shall have been waived under the related agreement); or
(g)    (x) the Parent shall fail to pay any principal of or premium or interest required on any Indebtedness under the Parent Term Loan when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the transaction documents with respect to the Parent Term Loan (whether or not such failure shall have been waived), (y) any other event shall occur or condition shall exist under the transaction documents with respect to the Parent Term Loan and shall continue after the applicable grace period, if any, specified in such transaction documents (whether or not such failure shall have been waived), if the effect of such event or condition is to give the applicable debtholders under the Parent Term Loan the right (whether acted upon or not) to accelerate the maturity of such Indebtedness under the Parent Term Loan, or (z) any such Indebtedness under

Section 15.3. Acts of Noteholders.
(a)    Wherever in this Indenture a provision is made that an action may be taken or a notice, demand or instruction given by Noteholders, such action, notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders. Notwithstanding anything in this Indenture to the contrary, so long as any other Person is a Noteholder, none of the Seller, the Issuer or any Affiliate controlled by Oportun or controlling Oportun shall have any right to vote with respect to any Note.
(b)    Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 11.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.
(c)    The fact and date of the execution by any Person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.
(d)    The ownership of Notes shall be proved by the Note Register.
(e)    Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any such Notes shall bind such Noteholder and the Holder of every Note and every subsequent Holder of such Notes issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.
Section 15.4.    Notices.    All demands, notices and communications
hereunder shall be in writing (including e-mail transmission or similar writing) and shall be deemed to have been duly given if personally delivered at, sent by ~~facsimile~~e-mail to, sent by courier (overnight or hand-delivered) at or mailed by certified or registered mail, return receipt requested, to (a) in the case of the Issuer, to c/o Wilmington Savings Fund Society, FSB, 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801 Attention: Oportun CCW Trust (or if by e-mail, [***]), with a copy to the Administrator, to 2 Circle Star Way, San Carlos, California 94070, Attention: Secretary (or if by e-mail, to [***]), (b) in the case of the Servicer, to 2 Circle Star Way, San Carlos, California 94070, Attention: General Counsel (or if by e-mail, [***]) and (c) in the case of the Indenture Trustee, to the Corporate Trust Office (or if by e-mail, to [***]). Unless expressly provided herein, any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Indenture shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Notices to WebBank, as initial Class A Noteholder shall also be provided by e-mail to [***], with copies to [***] and [***].
The Issuer or the Indenture Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, the Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.
Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by ~~telex or telecopier~~e-mail shall be deemed given on the date of confirmation of the delivery of such notice by e-mail ~~or telephone~~, and (iv) delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier.
Notwithstanding any provisions of this Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Notes.
If the Issuer mails a notice or communication to Noteholders, it shall mail a copy to the Indenture Trustee at the same time.
Section 15.5. Notices to Noteholders: Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given if sent in accordance with Section 15.4 hereof. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.
In case, by reason of the suspension of regular mail service, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.